Exhibit 99.1

CRITEO REPORTS RECORD RESULTS
FOR THE FOURTH QUARTER AND FISCAL YEAR 2015

NEW YORK - February 10, 2016 - Criteo S.A. (NASDAQ: CRTO), the performance marketing technology company, today announced financial results for the fourth quarter and fiscal year ended December 31, 20151.

•	Revenue for the fourth quarter 2015 increased 55% year-over-year (or 46% at constant currency2) to €362 million.
Revenue for fiscal year 2015 increased 60% year-over-year (or 50% at constant currency) to €1,193 million.

•	Revenue excluding Traffic Acquisition Costs, or Revenue ex-TAC, for the fourth quarter 2015 grew 51% year-over-year (or 43% at constant currency) to €146 million, or 40.3% of revenue.
Revenue ex-TAC for fiscal year 2015 grew 59% year-over-year (or 49% at constant currency) to €482 million, or 40.4% of revenue.

•	Net income for the fourth quarter 2015 increased 101% year-over-year to €35 million.
Net income for fiscal year 2015 increased 60% year-over-year to €57 million.

•	Adjusted EBITDA for the fourth quarter 2015 increased 53% year-over-year (or 49% at constant currency) to €49 million, or 13.5% of revenue.
Adjusted EBITDA for fiscal year 2015 increased 64% year-over-year (or 59% at constant currency) to €130 million, or 10.9% of revenue.

•	Adjusted net income per diluted share for the fourth quarter 2015 was €0.66.
Adjusted net income per diluted share for the fiscal year 2015 was €1.26.

•	Free cash flow for the fourth quarter 2015 increased 45% year-over-year to €43 million.
Free cash flow for fiscal year 2015 increased 8% year-over-year to €57 million.

“2015 was another terrific year for us. We crossed the 10,000 client and €1 billion revenue marks while continuing to invest significantly in innovation,” said Eric Eichmann, CEO. “I am thrilled to take the helm at such an exciting time and look forward to our 2016 initiatives.”

"I am very pleased with our growing profitability and strong free cash flow generation in 2015," said Benoit Fouilland, Chief Financial Officer. "Our unique financial model continues to be a key differentiator in our space."

___________________________________________________
1 We are providing amounts in this release in euros and in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board (“IFRS”) for the fourth quarter and fiscal year 2015 due to the fact that we previously provided guidance for such periods in euros and in accordance with IFRS. Please refer to appendices for financial measures in U.S. dollars (“USD”) and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).As explained below in the “Business Outlook” section, from the first quarter 2016 onward, we will be presenting our results in USD and in accordance with U.S. GAAP. For the year ended December 31, 2015, we expect to file our annual report on form 10-K on February 29th, 2016, which will include our consolidated financial statements for the three years ended December 31, prepared in accordance with U.S. GAAP and presented in USD. For more information, see “Business Outlook” and “Non-IFRS/non-GAAP Measures” herein. For the convenience of the reader, please see the full reconciliation of our consolidated financial statements in euros, in accordance with IFRS, to our consolidated financial statements in USD, in accordance with U.S. GAAP, for the fourth quarter and fiscal year 2015 and the corresponding periods in the prior year, included at the end of this release.
2 Growth at constant currency excludes the impact of foreign currency fluctuations and is computed by applying the 2014 average exchange rates for the relevant period to 2015 figures.

Operating Highlights

•	We added over 900 net clients in Q4 2015, while maintaining client retention at over 90%.

•	Over 47% of our Revenue ex-TAC was generated from mobile ads during the month of December 2015.

•	Our Q4 2014 clients generated 20% more Revenue ex-TAC at constant currency in Q4 2015, demonstrating our ability to drive revenue expansion within our customer base.

•	More than 3,000 of our clients were live on Facebook mobile via our integration with dynamic product ads as of December 31, 2015.

•	In Q4 2015, we generated 25% of our Revenue ex-TAC from users that were matched on at least two devices, illustrating the continued deployment of our cross-device solution to our clients.

Revenue ex-TAC

Revenue ex-TAC for the fourth quarter 2015 grew 51%, or 43% at constant currency, to €146 million, compared with €96 million in the fourth quarter 2014. This increase was primarily driven by the continued roll-out of our technology improvements across all devices including mobile, the addition of a record number of new clients and the expansion of our direct relationships with publishers.

Revenue ex-TAC for fiscal year 2015 grew 59%, or 49% at constant currency, to €482 million, compared with €304 million in fiscal year 2014.

•	In the Americas region, Revenue ex-TAC for the fourth quarter 2015 grew by 78% year-over-year, or 61% at constant currency, to €60 million and represented 41% of total Revenue ex-TAC.
Americas Revenue ex-TAC for fiscal year 2015 grew by 98% compared to 2014, or 73% at constant currency, to €178 million and accounted for 37% of total Revenue ex-TAC.

•	In the EMEA region, Revenue ex-TAC in the fourth quarter 2015 grew by 23% year-over-year, or 22% at constant currency, to €57 million and represented 39% of total Revenue ex-TAC.
EMEA Revenue ex-TAC for fiscal year 2015 increased by 32% compared to 2014, or 31% at constant currency, to €205 million and accounted for 43% of total Revenue ex-TAC.

•	In the Asia-Pacific region, Revenue ex-TAC in the fourth quarter 2015 grew by 76% year-over-year, or 62% at constant currency, to €30 million and represented 20% of total Revenue ex-TAC.
Asia-Pacific Revenue ex-TAC for fiscal year 2015 grew by 68% compared to 2014, or 57% at constant currency, to €99 million and accounted for 21% of total Revenue ex-TAC.

Revenue ex-TAC margin as a percentage of revenue for the fourth quarter 2015 was 40.3%, in line with prior quarters.

Revenue ex-TAC margin as a percentage of revenue for fiscal year 2015 was 40.4%, in line with prior years.

Adjusted EBITDA and Operating Expenses

Adjusted EBITDA for the fourth quarter 2015 was €49 million, an increase of 53%, or 49% at constant currency, compared with €32 million for the fourth quarter 2014. This increase in Adjusted EBITDA is primarily the result of the strong Revenue ex-TAC performance in the quarter. We incurred slightly higher than anticipated expenses, primarily as a result of the negative impact of changes in foreign currency exchange rates and variable costs.

Adjusted EBITDA for fiscal year 2015 was €130 million, an increase of 64%, or 59% at constant currency, compared with €79 million for fiscal year 2014.

Adjusted EBITDA margin as a percentage of revenue for the fourth quarter was 13.5% compared with 13.7% in the fourth quarter 2014.

Adjusted EBITDA margin as a percentage of revenue for fiscal year 2015 was 10.9%, a 0.2 percentage point improvement compared with 10.7% for fiscal year 2014. Excluding the impact of investments in search marketing in 2015, Adjusted EBITDA margin as a percentage of revenue for fiscal year 2015 was 12.1%, a 1.4 percentage point improvement compared with fiscal year 2014.

Operating expenses for the fourth quarter 2015 increased by 50% to €99 million compared with the fourth quarter 2014. Operating expenses for the fourth quarter 2015, excluding the impact of share-based compensation expense, pension costs, depreciation and amortization and acquisition-related deferred price consideration, which we refer to as Non-IFRS Operating Expenses, were €89 million, an increase of 52% compared with the fourth quarter 2014. This increase is primarily related to year-over-year headcount growth in Research & Development (60%) and Sales & Operations (35%), as we continued to scale our organization.

Operating expenses for fiscal year 2015 were €356 million, an increase of 57% compared with fiscal year 2014. On a Non-IFRS basis, our operating expenses for fiscal year 2015 were €322 million, an increase of 58% compared with fiscal year 2014. Non-IFRS operating expenses as a percentage of revenue for fiscal year 2015 were 27.0%, a decrease of 0.4 percentage points compared with fiscal year 2014, driven by the decrease in our Sales & Operations and General & Administrative expenses, by 0.3 percentage points and 0.5 percentage points respectively. Excluding the impact of investments in search marketing in 2015, Non-IFRS operating expenses as a percentage of revenue were 25.7% for fiscal year 2015, a decrease of 1.7 percentage points compared with fiscal year 2014.

Net Income and Adjusted Net Income

Net income for the fourth quarter 2015 was €35 million, an increase of 101% compared with €18 million for the fourth quarter 2014. Net income available to shareholders of Criteo S.A. for the fourth quarter 2015 was €35 million, or €0.53 per share on a diluted basis, compared with €17 million, or €0.27 per share on a diluted basis, for the fourth quarter 2014.

Net income for fiscal year 2015 was €57 million, an increase of 60% compared with €35 million for fiscal year 2014. Net income available to shareholders of Criteo S.A. for fiscal year 2015 was €54 million, or €0.84 per diluted share, compared with €34 million, or €0.55 per diluted share, for fiscal year 2014.

Adjusted Net Income, or net income adjusted to eliminate the impact of share-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related deferred price consideration and the tax impact of these adjustments, for the fourth quarter 2015 was €43 million, or €0.66 per share on a diluted basis, an increase of 83% compared with €23 million, or €0.37 per share on a diluted basis, for the fourth quarter 2014.

Adjusted Net Income for fiscal year 2015 was €82 million, or €1.26 per share on a diluted basis, an increase of 53% compared with €53 million, or €0.86 per share on a diluted basis, for fiscal year 2014.

Cash Flow and Cash Position

Cash flow from operating activities for the fourth quarter 2015 increased 53% to €60 million, compared with €40 million for the fourth quarter 2014.

Cash flow from operating activities for fiscal year 2015 increased 41% to €124 million, compared with €88 million for fiscal year 2014.

Free cash flow, defined as cash flow from operating activities less acquisition of intangible assets, property, plant and equipment and net of proceeds from disposal, increased 45% to €43 million for the fourth quarter 2015, compared with €30 million for the fourth quarter 2014.

Free cash flow for fiscal year 2015 increased 8% to €57 million, compared with €52 million for fiscal year 2014.

Total cash and cash equivalents were €325 million as of December 31, 2015, an increase of €35 million compared to December 31, 2014.

Business Outlook

As of January 1, 2016, we began reporting as a U.S. domestic registrant under the Securities Exchange Act of 1934. As a result, we are required under U.S. Securities and Exchange Commission (“SEC”) rules to prepare our financial statements in accordance with U.S. GAAP, rather than IFRS, and to present our financial information in U.S. dollars instead of euros. Our first Annual Report on Form 10-K will present our results for 2013, 2014 and 2015 in U.S. dollars and in accordance with U.S. GAAP. In addition, from the first quarter 2016 onward, we will be presenting our results in U.S. dollars and in accordance with U.S. GAAP. Accordingly, the outlook for the first quarter and fiscal year 2016 is no longer provided in euros and in accordance with IFRS but rather provided in U.S. dollars and in accordance with U.S. GAAP.

The following forward-looking statements reflect Criteo’s expectations as of February 10, 2016.

First Quarter 2016 Guidance:

•	We expect Revenue ex-TAC for the first quarter 2016 to be between $153 million and $158 million (or between €139 million and €144 million).

•	We expect Adjusted EBITDA for the first quarter 2016 to be between $36 million and $41 million (or between €33 million and €37 million).

Fiscal Year 2016 Guidance:

•	We expect Revenue ex-TAC growth for fiscal year 2016 to be between 30% and 34% at constant currency.

•	We expect our Adjusted EBITDA margin as a percentage of revenue for fiscal year 2016 to increase between 60 basis points and 100 basis points compared to fiscal year 2015.

The above guidance assumes no additional acquisitions are completed during the first quarter ending March 31, 2016 and the fiscal year ending December 31, 2016.

Non-IFRS/non-GAAP Financial Measures
This press release and its attachments include the following financial measures defined as non-IFRS/non-GAAP financial measures by the SEC: Revenue ex-TAC, Revenue ex-TAC by Region, Revenue ex-TAC margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income per diluted share, Free Cash Flow, and Non-IFRS/Non-GAAP Operating Expenses. These measures are not calculated in accordance with IFRS or U.S. GAAP.
Revenue ex-TAC is our revenue excluding Traffic Acquisition Costs (“TAC”) generated over the applicable measurement period and Revenue ex-TAC by Region reflects our Revenue ex-TAC by our core geographies. Revenue ex-TAC and Revenue ex-TAC by Region are key measures used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of TAC from revenue can provide a useful measure for period-to-period comparisons of our core business and across our core geographies. Accordingly, we believe that Revenue ex-TAC and Revenue ex-TAC by Region provide useful information to investors and the market generally in understanding and evaluating our operating results in the same manner as our management and board of directors.
Adjusted EBITDA is our income (loss) from operations before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of share-based compensation expense, pension service costs and acquisition-related deferred price consideration. Adjusted EBITDA is a key measure used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short‑ and long-term operational plans. In particular, we believe that by eliminating non-cash compensation expense, pension costs and acquisition-related deferred price consideration, Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Adjusted Net Income is our net income adjusted to eliminate the impact of share-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related deferred price consideration, and the tax impact of these adjustments. Adjusted Net Income is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that by eliminating share-based compensation expense, amortization of acquisition-related intangible assets and acquisition-related deferred price consideration and the tax impact of these adjustments, Adjusted Net Income can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted Net Income provides useful information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Free cash flow is defined as cash flow from operating activities less acquisition of intangible assets, property, plant and equipment and net of proceeds from disposal. Free cash flow is a key measure used by our management and board of directors to evaluate the Company's ability to generate cash. Accordingly, we believe that Free Cash Flow permits a more complete and comprehensive analysis of our available cash flows.
Please refer to the supplemental financial tables provided in the appendix of this press release for a reconciliation of Revenue ex-TAC to Revenue, Revenue ex-TAC by Region to Revenue by Region, Adjusted EBITDA to net income, Adjusted Net Income to net income and Free Cash Flow to cash flow from operating activities, in each case, the most comparable IFRS and U.S. GAAP measurement. Our use of non-IFRS/non-GAAP financial measures has limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under IFRS or U.S. GAAP. Some of these limitations are:  (1) other companies, including companies in our industry which have similar business arrangements, may address the impact of TAC differently; and (2) other companies may report Revenue ex-TAC, Revenue ex-TAC by Region, Adjusted EBITDA, Adjusted Net Income, Free Cash Flow or similarly titled measures but calculate them differently or over different regions, which reduces their usefulness as comparative measures. Because of these and other limitations, you should consider these measures alongside our IFRS and U.S. GAAP financial results, including revenue and net income.
With respect to our expectations under “Business Outlook” above, reconciliation of Revenue ex-TAC and Adjusted EBITDA guidance to the closest corresponding U.S. GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures; in particular, the measures and effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our share price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future U.S. GAAP financial results.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including projected financial results for the quarter ending March 31, 2016 and the fiscal year ending December 31, 2016, our expectations regarding our market opportunity and future growth prospects and other statements that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: recent growth rates not being indicative of future growth, uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters, uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory, the investments in new business opportunities and the timing of these investments, the impact of competition, our ability to manage growth, potential fluctuations in operating results, our ability to grow our base of clients, uncertainty regarding international growth and expansion, and the financial impact of maximizing Revenue ex-TAC, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company's Annual Report on Form 20-F filed with the SEC on March 27, 2015, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.

Conference Call Information

Criteo’s earnings conference call will take place today, February 10, 2016, at 8:00am ET, 2:00pm CET. The conference call will be webcast live on the Company’s website http://ir.criteo.com and will be available for replay.

Conference call details:

•	U.S. callers: +1 877 870 4263

•	International callers: +1 412 317 0790 or +33 1 76 74 05 02

Please ask to be joined into the “Criteo S.A.” call.

As the Company will report for the first time its financial statements presented in U.S. dollars and in accordance with U.S. GAAP, Criteo will host a separate conference call today, February 10, 2016, at 9:15am ET, 3:15pm CET. The purpose of this second call will be to discuss the conversion of its financial statements presented in euros and in accordance with IFRS into financial statements presented in U.S. dollars and in accordance with U.S. GAAP. The conference call will be webcast live on the Company’s website http://ir.criteo.com and will be available for replay.

Conference call details:

•	U.S. callers: +1 877 870 4263,

•	International callers: +1 412 317 0790 or +33 1 76 74 05 02

Please ask to be joined into the “Criteo U.S. GAAP Transition call”.

About Criteo

Criteo (NASDAQ: CRTO) delivers personalized performance marketing at an extensive scale. Measuring return on post-click sales, Criteo makes ROI transparent and easy to measure. As of December 31, 2015, Criteo has over 1,800 employees in 27 offices across the Americas, EMEA and Asia-Pacific, serving over 10,000 advertisers worldwide and with direct relationships with close to 14,000 publishers. For more information, please visit www.criteo.com.

Contacts

Criteo Investor Relations
Edouard Lassalle, Head of IR
e.lassalle@criteo.com

Friederike Edelmann, Sr. Manager IR
f.edelmann@criteo.com

Criteo Public Relations
Emma Ferns, Global PR director
e.ferns@criteo.com

Financial information to follow

CRITEO S.A.
IFRS Consolidated Statement of Income
(Euros in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2015	YoY Change	2014	2015	YoY Change
Revenue	€232,796	€361,732	55.4%	€745,081	€1,193,414	60.2%

Cost of revenue:
Traffic acquisition costs	(136,493)	(215,980)	58.2%	(441,427)	(711,755)	61.2%
Other cost of revenue	(11,054)	(16,213)	46.7%	(36,150)	(56,100)	55.2%

Gross Profit	85,249	129,539	52.0%	267,504	425,559	59.1%

Research and development expenses	(12,191)	(24,215)	98.6%	(45,293)	(78,313)	72.9%
Sales and operations expenses	(39,668)	(54,953)	38.5%	(133,393)	(206,325)	54.7%
General and administrative expenses	(13,698)	(19,386)	41.5%	(48,788)	(71,386)	46.3%
Total operating expenses	(65,557)	(98,554)	50.3%	(227,474)	(356,024)	56.5%

Income from operations	19,692	30,985	57.3%	40,030	69,535	73.7%
Financial income (expense)	1,264	644	(49.1)%	8,587	(4,094)	(147.7)%
Income before taxes	20,956	31,629	50.9%	48,617	65,441	34.6%
Provision for income taxes	(3,313)	3,861	(216.5)%	(13,253)	(8,689)	(34.4)%
Net income	€17,643	€35,490	101.2%	€35,364	€56,752	60.5%
- Net income available to shareholders of Criteo S.A.	€17,256	€34,580		€34,354	€54,296
- Net income available to non-controlling Interests	€387	€910		€1,010	€2,456

Weighted average shares outstanding
- Basic	60,519,987	62,348,620		58,928,563	61,835,499
- Diluted	63,854,664	65,092,423		62,065,699	64,775,108

Net income allocated to shareholders per share
- Basic	€0.29	€0.55		€0.58	€0.88
- Diluted	€0.27	€0.53		€0.55	€0.84

CRITEO S.A.
IFRS Consolidated Statement of Financial Position
(Euros in thousands)
(unaudited)

	December 31,	December 31,
	2014	2015
Goodwill	€22,944	€38,553
Intangible assets	10,560	15,126
Property, plant and equipment	43,027	75,762
Non-current financial assets	9,494	15,784
Deferred tax assets	7,113	18,432
TOTAL NON-CURRENT ASSETS	93,138	163,657
Trade receivables	158,633	240,264
Current tax assets	2,883	2,500
Other current assets	21,021	41,944
Cash and cash equivalents	289,784	324,733
TOTAL CURRENT ASSETS	472,321	609,441
TOTAL ASSETS	565,459	773,098

Share capital	1,523	1,562
Additional paid-in capital	265,522	277,901
Currency translation adjustment	4,804	11,598
Consolidated reserves	35,302	90,997
Retained earnings	34,354	54,296
Equity - attributable to shareholders of Criteo S.A.	341,505	436,354
Non-controlling interests	1,433	4,315
TOTAL EQUITY	342,938	440,669
Financial liabilities - non-current portion	4,333	3,005
Retirement benefit obligation	1,024	1,327
Deferred tax liabilities	946	132
TOTAL NON-CURRENT LIABILITIES	6,303	4,464
Financial liabilities - current portion	7,841	6,573
Provisions	1,131	614
Trade payables	135,557	226,304
Current tax liabilities	7,969	14,113
Other current liabilities	63,720	80,361
TOTAL CURRENT LIABILITIES	216,218	327,965
TOTAL LIABILITIES	222,521	332,429
TOTAL EQUITY AND LIABILITIES	€565,459	€773,098

CRITEO S.A.
IFRS Consolidated Statement of Cash Flows
(Euros in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Net income	€17,643	€35,490	€35,364	€56,752
Non-cash and non-operating items	16,379	14,489	53,931	70,867
- Amortization and provisions	7,662	13,335	25,146	42,469
- Share-based payment expense	4,840	7,047	14,778	21,642
- Net gain or loss on disposal of non-current assets	110	(1,994)	106	(1,918)
- Interest paid	5	(3)	17	5
- Non-cash financial income and expenses	449	5	632	20
- Change in deferred taxes	(4,573)	(11,343)	(4,007)	(14,098)
- Income tax for the period	7,886	7,442	17,260	22,747
Changes in working capital related to operating activities	12,252	15,543	3,516	13,022
- (Increase)/decrease in trade receivables	(26,812)	(50,604)	(63,064)	(75,247)
- Increase/(decrease) in trade payables	28,678	54,735	53,195	90,233
- (Increase)/decrease in other current assets	565	412	(6,021)	(21,737)
- Increase/(decrease) in other current liabilities	9,821	11,000	19,406	19,773
Income taxes paid	(6,684)	(5,074)	(5,142)	(16,960)
CASH FROM OPERATING ACTIVITIES	39,590	60,448	87,670	123,681
Acquisition of intangible assets, property, plant and equipment	(9,993)	(17,580)	(35,389)	(67,090)
Proceeds from disposal of intangible assets, property, plant and equipment	(10)	8	40	9
FREE CASH FLOW	29,587	42,876	52,321	56,600
Investments	—	—	(18,775)	(18,009)
Change in other non-current financial assets	(521)	(314)	(1,728)	(5,964)
CASH USED FOR INVESTING ACTIVITIES	(10,524)	(17,886)	(55,852)	(91,054)
Issuance of long-term borrowings	1,189	723	4,243	3,582
Repayment of borrowings	(1,196)	(2,521)	(4,902)	(8,101)
Interests paid	(5)	(19)	(17)	42
Proceeds from capital increase	3,730	3,416	23,854	12,417
Change in other financial liabilities	48	—	205	(906)
CASH FROM FINANCING ACTIVITIES	3,766	1,599	23,383	7,034

CHANGE IN NET CASH AND CASH EQUIVALENTS	32,832	44,161	55,200	39,661
Net cash and cash equivalents at beginning of period	256,719	280,857	234,342	289,784
Effect of exchange rates changes on cash and cash equivalents	233	(285)	242	(4,712)
Net cash and cash equivalents at end of period	€289,784	€324,733	€289,784	€324,733

CRITEO S.A.
IFRS Reconciliation of Revenue ex-TAC by Region to Revenue by Region
(Euros in thousands)
(unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,					December 31,
Region	2014	2015	YoY Change	YoY Change at Constant Currency (*)	Region	2014	2015	YoY Change	YoY Change at Constant Currency (*)
Revenue					Revenue
Americas	€85,598	€154,761	81%	63%	Americas	€228,773	€456,049	99%	74%
EMEA	104,480	132,268	27%	25%	EMEA	366,404	488,071	33%	32%
Asia-Pacific	42,718	74,703	75%	62%	Asia-Pacific	149,904	249,294	66%	56%
Total	232,796	361,732	55%	46%	Total	745,081	1,193,414	60%	50%

Traffic acquisition costs					Traffic acquisition costs
Americas	(52,167)	(95,183)	82%	64%	Americas	(138,910)	(278,170)	100%	75%
EMEA	(58,449)	(75,687)	29%	28%	EMEA	(211,287)	(283,151)	34%	33%
Asia-Pacific	(25,877)	(45,110)	74%	62%	Asia-Pacific	(91,230)	(150,434)	65%	55%
Total	(136,493)	(215,980)	58%	48%	Total	(441,427)	(711,755)	61%	51%

Revenue ex-TAC					Revenue ex-TAC
Americas	33,432	59,578	78%	61%	Americas	89,863	177,879	98%	73%
EMEA	46,030	56,581	23%	22%	EMEA	155,117	204,920	32%	31%
Asia-Pacific	16,841	29,593	76%	62%	Asia-Pacific	58,674	98,860	68%	57%
Total	€96,303	€145,752	51%	43%	Total	€303,654	€481,659	59%	49%

(*) Due to entries into the consolidation scope during the year ended December 31, 2015 and U.S. GAAP conversion adjustments, there are slight variances between the year-over-year change at constant currency as determined under IFRS and presented in euros and the year-over-year change at constant currency as determined under U.S. GAAP and presented in U.S dollars.

CRITEO S.A.
IFRS Reconciliation of Adjusted EBITDA to Net Income
(Euros in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Net income	€17,643	€35,490	€35,364	€56,752
Adjustments:
Financial (income) expense	(1,264)	(644)	(8,587)	4,094
Provision (benefit) for income taxes	3,313	(3,861)	13,253	8,689
Share-based compensation expense	4,840	7,047	14,778	21,642
Research and development	700	1,969	2,776	5,884
Sales and operations	2,814	3,281	9,267	10,534
General and administrative	1,326	1,797	2,735	5,224
Service cost-pension	94	100	371	398
Research and development	31	37	126	147
Sales and operations	36	35	141	138
General and administrative	27	28	104	113
Depreciation and amortization expense	7,131	12,715	23,532	40,197
Cost of revenue	5,008	7,822	16,176	26,936
Research and development	1,009	2,886	3,731	7,214
Sales and operations	854	1,587	2,762	4,670
General and administrative	260	420	863	1,377
Acquisition-related deferred price consideration	97	(1,958)	716	(1,708)
Research and development	97	42	716	292
Sales and operations	—	—	—	—
General and administrative	—	(2,000)	—	(2,000)
Total net adjustments	14,211	13,399	44,063	73,312
Adjusted EBITDA	€31,854	€48,889	€79,427	€130,064

CRITEO S.A.
IFRS Detailed Information on Selected Items
(Euros in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Share-Based Compensation Expense
Research and development	€700	€1,969	€2,776	€5,884
Sales and operations	2,814	3,281	9,267	10,534
General and administrative	1,326	1,797	2,735	5,224
Total Share-Based Compensation Expense	4,840	7,047	14,778	21,642

Service cost-pension
Research and development	31	37	126	147
Sales and operations	36	35	141	138
General and administrative	27	28	104	113
Total Service cost-pension	94	100	371	398

Depreciation and Amortization Expense
Cost of revenue	5,008	7,822	16,176	26,936
Research and development	1,009	2,886	3,731	7,214
Sales and operations	854	1,587	2,762	4,670
General and administrative	260	420	863	1,377
Total Depreciation and Amortization Expense	7,131	12,715	23,532	40,197

Acquisition-Related Deferred Price Consideration
Research and development	97	42	716	292
Sales and operations	—	—	—	—
General and administrative	—	(2,000)	—	(2,000)
Total Acquisition-Related Deferred Price Consideration	€97	€(1,958)	€716	€(1,708)

CRITEO S.A.
IFRS Reconciliation of Adjusted Net Income to Net Income
(Euros in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015

Net income	€17,643	€35,490	€35,364	€56,752
Adjustments:
Share-based compensation expense	4,840	7,047	14,778	21,642
Amortization of acquisition-related intangible assets	840	2,313	2,942	5,720
Acquisition-related deferred price consideration	97	(1,958)	716	(1,708)
Tax impact of the above adjustments	(31)	(46)	(379)	(792)
Total net adjustments	5,746	7,356	18,057	24,862
Adjusted net income	€23,389	€42,846	€53,421	€81,614

Weighted average shares outstanding
- Basic	60,519,987	62,348,620	58,928,563	61,835,499
- Diluted	63,854,664	65,092,423	62,065,699	64,775,108
Adjusted net income per share

- Basic	€0.39	€0.69	€0.91	€1.32
- Diluted	€0.37	€0.66	€0.86	€1.26

CRITEO S.A.
IFRS Constant Currency Reconciliation
(Euros in thousands)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2015	YoY Change	2014	2015	YoY Change
Revenue as reported	€232,796	€361,732	55%	€745,081	€1,193,414	60%
Conversion impact euro/other currencies		(11,460)			(78,041)
Revenue at constant currency (*)	232,796	339,611	46%	745,081	1,115,373	50%

Traffic acquisition costs as reported	(136,493)	(215,980)	58%	(441,427)	(711,755)	61%
Conversion impact euro/other currencies		6,982			47,344
Traffic acquisition costs at constant currency (*)	(136,493)	(202,282)	48%	(441,427)	(664,411)	51%

Revenue ex-TAC as reported	96,303	145,752	51%	303,654	481,659	59%
Conversion impact euro/other currencies		(4,478)			(30,697)
Revenue ex-TAC at constant currency (*)	96,303	137,330	43%	303,654	450,962	49%
Revenue ex-TAC/Revenue as reported	41.4%	40.3%		40.8%	40.4%

Other cost of revenue as reported	(11,054)	(16,213)	47%	(36,150)	(56,100)	55%
Conversion impact euro/other currencies		1,037			5,639
Other cost of revenue at constant currency (*)	(11,054)	(14,790)	34%	(36,150)	(50,461)	40%

Adjusted EBITDA	31,854	48,889	53%	79,427	130,064	64%
Conversion impact euro/other currencies		(1,481)			(3,406)
Adjusted EBITDA at constant currency (*)	31,854	47,408	49%	79,427	126,658	59%

(*) Due to entries into the consolidation scope during the year ended December 31, 2015 and U.S. GAAP conversion adjustments, there are slight variances between the year-over-year change at constant currency as determined under IFRS and presented in euros and the year-over-year change at constant currency as determined under U.S. GAAP and presented in U.S dollars.

CRITEO S.A.
IFRS Information on Share Count
(unaudited)

	2014	2015
Shares outstanding as at January 1,	56,856,070	60,902,695
Weighted average number of shares issued during the period	2,072,493	932,804
Basic number of shares - Basic EPS basis	58,928,563	61,835,499
Dilutive effect of share options, warrants, employee warrants - Treasury method	3,717,153	2,939,609
Diluted number of shares - Diluted EPS basis	62,645,716	64,775,108

Shares outstanding as at December 31,	60,902,695	62,470,881
Total dilutive effect of share options, warrants, employee warrants	7,555,249	7,798,348
Fully diluted shares as at December 31,	68,457,944	70,269,229

CRITEO S.A.
IFRS Supplemental Financial Information and Operating Metrics
(Euros in thousands except where stated)
(unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	YoY Change	QoQ Change

Clients	4,274	4,631	5,072	5,567	6,131	6,581	7,190	7,832	8,564	9,290	10,198	42%	10%

Revenue	99,400	113,811	135,889	152,520	165,317	194,449	232,796	261,523	270,859	299,299	361,732	55%	21%
Americas	28,846	30,473	38,660	37,630	46,942	58,602	85,598	89,460	100,262	111,566	154,761	81%	39%
EMEA	53,348	59,732	70,291	83,853	84,187	93,885	104,480	117,532	114,824	123,445	132,268	27%	7%
APAC	17,206	23,606	26,937	31,037	34,187	41,962	42,718	54,531	55,773	64,288	74,703	75%	16%

Revenue ex-TAC	40,032	46,815	54,855	62,733	67,022	77,596	96,303	105,160	110,455	120,292	145,752	51%	21%
Americas	11,124	11,896	15,108	14,725	18,600	23,106	33,432	35,015	39,803	43,485	59,578	78%	37%
EMEA	21,807	25,358	29,057	35,320	35,101	38,666	46,030	48,050	48,569	51,718	56,581	23%	9%
APAC	7,101	9,561	10,690	12,688	13,321	15,824	16,841	22,095	22,083	25,089	29,593	76%	18%

Cash flow from operating activities	4,134	3,731	12,255	11,437	11,162	25,481	39,555	36,421	11,045	15,768	60,448	53%	283%

Capital expenditures	6,590	5,737	7,187	3,781	10,459	11,156	9,993	11,436	16,561	21,513	17,580	76%	(18)%

Net cash position	47,893	39,839	234,343	241,786	242,895	256,719	289,784	294,057	286,986	280,857	324,733	12%	16%

Days Sales Outstanding (days - end of month)	56.7	55.6	53.5	53.8	57.1	56.6	54.7	56.5	55.4	55.2	53.5	(2)%	(3)%

CRITEO S.A.
U.S. GAAP Consolidated Statement of Financial Position
(U.S. dollars in thousands)
(unaudited)

	December 31,	December 31,
	2014	2015
Cash and cash equivalents	$351,827	$353,537
Trade receivables, net of allowances	192,595	261,581
Current tax assets	3,493	2,714
Other current assets	25,517	45,582
TOTAL CURRENT ASSETS	573,432	663,414
Property, plant and equipment	52,239	82,482
Intangible assets	12,821	16,470
Goodwill	27,856	41,973
Non-current financial assets	11,527	17,184
Deferred tax assets	8,635	20,196
TOTAL NON-CURRENT ASSETS	113,078	178,305
TOTAL ASSETS	686,510	$841,719

Trade payables	164,579	246,382
Provisions	1,373	668
Current tax liabilities	9,676	15,365
Financial liabilities - current portion	9,520	7,156
Other current liabilities	77,362	88,269
TOTAL CURRENT LIABILITIES	262,510	357,840
Deferred tax liabilities	1,142	139
Retirement benefit obligation	1,243	1,445
Financial liabilities - non-current portion	5,260	3,272
TOTAL NON-CURRENT LIABILITIES	7,645	4,856
TOTAL LIABILITIES	270,155	362,696
Common stock	2,008	2,052
Additional paid-in capital	387,972	425,220
Retained earnings	56,680	116,278
Accumulated other comprehensive income (loss)	(32,045)	(69,225)
Equity - attributable to shareholders of Criteo S.A.	414,615	474,325
Non-controlling interest	1,740	4,698
TOTAL EQUITY	416,355	479,023
TOTAL EQUITY AND LIABILITIES	$686,510	$841,719

CRITEO S.A.
U.S. GAAP Consolidated Statement of Income
(U.S. dollars in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2015	YoY Change	2014	2015	YoY Change
Revenue	$294,489	$397,018	34.8%	$988,249	$1,323,169	33.9%

Cost of revenue
Traffic acquisition costs	(172,538)	(237,056)	37.4%	(585,492)	(789,152)	34.8%
Other cost of revenue	(13,962)	(17,782)	27.4%	(47,948)	(62,201)	29.7%

Gross Profit	107,989	142,180	31.7%	354,809	471,816	33.0%

Research and development expenses	(15,247)	(26,665)	74.9%	(60,075)	(86,807)	44.5%
Sales and operations expenses	(50,002)	(60,410)	20.8%	(176,927)	(229,530)	29.7%
General and administrative expenses	(17,202)	(21,280)	23.7%	(64,723)	(79,145)	22.3%
Total operating expenses	(82,451)	(108,355)	31.4%	(301,725)	(395,482)	31.1%

Income from operations	25,538	33,825	32.4%	53,084	76,334	43.8%
Financial income (expense)	1,473	735	(50.1)%	11,390	(4,541)	(139.9)%
Income before taxes	27,011	34,560	27.9%	64,474	71,793	11.4%
Provision for income taxes	(4,118)	4,378	(206.3)%	(17,578)	(9,517)	(45.9)%
Net income	$22,893	$38,938	70.1%	$46,896	$62,276	32.8%
- Net income available to shareholders of Criteo S.A.	$22,396	$37,936		$45,556	$59,553
- Net income available to non-controlling interests	$497	$1,002		$1,340	$2,723

Weighted average shares outstanding
- Basic	60,519,987	62,348,620		58,928,563	61,835,499
- Diluted	63,854,664	65,092,423		62,493,260	65,096,487

Net income allocated to shareholders per share
- Basic	$0.37	$0.61		$0.77	$0.96
- Diluted	$0.35	$0.58		$0.73	$0.91

CRITEO S.A.
U.S. GAAP Consolidated Statement of Cash Flows
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Net income	$22,893	$38,938	$46,896	$62,275
Non-cash and non-operating items	20,689	15,764	71,544	78,448
- Amortization and provisions	9,687	14,648	33,365	47,085
- Share-based payment expense	6,142	7,748	19,600	23,989
- Net gain or loss on disposal of non-current assets	146	(2,212)	141	(2,127)
- Interest paid	6	(3)	23	6
- Non-cash financial income and expenses	590	5	838	22
- Change in deferred taxes	(6,081)	(12,599)	(5,315)	(15,748)
- Income tax for the period	10,199	8,177	22,892	25,221
Changes in working capital related to operating activities	16,495	17,572	4,661	15,231
- (Increase)/decrease in trade receivables	(34,551)	(55,986)	(83,646)	(83,420)
- Increase/(decrease) in trade payables	37,354	60,529	70,557	100,047
- (Increase)/decrease in other current assets	934	563	(7,986)	(24,101)
- Increase/(decrease) in other current liabilities	12,759	12,466	25,736	22,705
Income taxes paid	(8,909)	(5,568)	(6,820)	(18,805)
CASH FROM OPERATING ACTIVITIES	51,169	66,706	116,281	137,149
Acquisition of intangible assets, property, plant and equipment	(14,142)	(13,086)	(48,643)	(75,617)
Proceeds from disposal of intangible assets, property, plant and equipment	(15)	150	52	10
Net change in accounts payable related to intangible assets, property, plant and equipment	1,596	(6,269)	1,705	1,128
FREE CASH FLOW	38,608	47,501	69,395	62,670
Investments, net of cash acquired	(707)	10	(26,103)	(20,542)
Change in other non-current financial assets	(658)	(320)	(2,292)	(6,612)
CASH USED FOR INVESTING ACTIVITIES	(13,926)	(19,515)	(75,281)	(101,633)
Issuance of long-term borrowings	1,493	788	5,628	3,971
Repayment of borrowings	(1,483)	(2,776)	(6,502)	(8,974)
Interests paid	(6)	(21)	(23)	47
Proceeds from capital increase	4,386	3,758	31,638	13,768
Change in other financial liabilities	59	—	272	(1,000)
CASH FROM FINANCING ACTIVITIES	4,448	1,749	31,013	7,812

CHANGE IN NET CASH AND CASH EQUIVALENTS	41,691	48,940	72,013	43,328
Net cash and cash equivalents at beginning of period	323,029	314,644	323,181	351,827
Effect of exchange rates changes on cash and cash equivalents	(12,893)	(10,047)	(43,367)	(41,618)
Net cash and cash equivalents at end of period	$351,827	$353,537	$351,827	$353,537

CRITEO S.A.
U.S. GAAP Reconciliation of Revenue ex-TAC by Region to Revenue by Region
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,					December 31,
Region	2014	2015	YoY Change	YoY Change at Constant Currency (*)	Region	2014	2015	YoY Change	YoY Change at Constant Currency (*)
Revenue					Revenue
Americas	$109,543	$170,133	55%	61%	Americas	$303,436	$505,653	67%	74%
EMEA	131,275	144,905	10%	24%	EMEA	485,986	541,105	11%	31%
Asia-Pacific	53,671	81,980	53%	62%	Asia-Pacific	198,827	276,411	39%	56%
Total	294,489	397,018	35%	45%	Total	988,249	1,323,169	34%	49%

Traffic acquisition costs					Traffic acquisition costs
Americas	(66,773)	(104,646)	57%	62%	Americas	(184,245)	(308,427)	67%	75%
EMEA	(73,265)	(82,905)	13%	27%	EMEA	(280,242)	(313,928)	12%	32%
Asia-Pacific	(32,500)	(49,505)	52%	62%	Asia-Pacific	(121,005)	(166,797)	38%	55%
Total	(172,538)	(237,056)	37%	47%	Total	(585,492)	(789,152)	35%	50%

Revenue ex-TAC					Revenue ex-TAC
Americas	42,770	65,487	53%	60%	Americas	119,191	197,226	65%	73%
EMEA	58,010	62,000	7%	20%	EMEA	205,744	227,177	10%	30%
Asia-Pacific	21,171	32,475	53%	63%	Asia-Pacific	77,822	109,614	41%	57%
Total	$121,951	$159,962	31%	41%	Total	$402,757	$534,017	33%	48%

(*) Due to entries into the consolidation scope during the year ended December 31, 2015 and U.S. GAAP conversion adjustments, there are slight variances between the year-over-year change at constant currency as determined under IFRS and presented in euros and the year-over-year change at constant currency as determined under U.S. GAAP and presented in U.S dollars.

CRITEO S.A.
U.S. GAAP Reconciliation of Adjusted EBITDA to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Net income	$22,893	$38,938	$46,896	$62,276
Adjustments:
Financial (income) expense	(1,473)	(735)	(11,390)	4,541
Provision (benefit) for income taxes	4,118	(4,378)	17,578	9,517
Share-based compensation expense	6,143	7,748	19,601	23,989
Research and development	870	2,167	3,682	6,520
Sales and operations	3,553	3,606	12,291	11,678
General and administrative	1,720	1,975	3,628	5,791
Service cost-pension	129	109	504	441
Research and development	38	40	167	163
Sales and operations	45	38	187	153
General and administrative	46	31	150	125
Depreciation and amortization expense	9,000	13,967	31,213	44,564
Cost of revenue	6,332	8,579	21,455	29,866
Research and development	1,261	3,183	4,949	7,994
Sales and operations	1,080	1,744	3,664	5,178
General and administrative	327	461	1,145	1,526
Acquisition-related deferred price consideration	110	(2,172)	950	(1,894)
Research and development	110	46	950	324
Sales and operations	—	—	—	—
General and administrative	—	(2,218)	—	(2,218)
Total net adjustments	18,027	14,539	58,456	81,158
Adjusted EBITDA	$40,920	$53,477	$105,352	$143,434

CRITEO S.A.
U.S. GAAP Detailed Information on Selected Items
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015
Share-Based Compensation Expense
Research and development	$870	$2,167	$3,682	$6,520
Sales and operations	3,553	3,606	12,291	11,678
General and administrative	1,720	1,975	3,628	5,791
Total Share-Based Compensation Expense	6,143	7,748	19,601	23,989

Service cost-pension
Research and development	38	40	167	163
Sales and operations	45	38	187	153
General and administrative	46	31	150	125
Total Service cost-pension	129	109	504	441

Depreciation and Amortization Expense
Cost of revenue	6,332	8,579	21,455	29,866
Research and development	1,261	3,183	4,949	7,994
Sales and operations	1,080	1,744	3,664	5,178
General and administrative	327	461	1,145	1,526
Total Depreciation and Amortization Expense	9,000	13,967	31,213	44,564

Acquisition-Related Deferred Price Consideration
Research and development	110	46	950	324
Sales and operations	—	—	—	—
General and administrative	—	(2,218)	—	(2,218)
Total Acquisition-Related Deferred Price Consideration	$110	$(2,172)	$950	$(1,894)

CRITEO S.A.
U.S. GAAP Reconciliation of Adjusted Net Income to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2015	2014	2015

Net income	$22,893	$38,938	$46,896	$62,276
Adjustments:
Share-based compensation expense	6,142	7,748	19,601	23,989
Amortization of acquisition-related intangible assets	1,056	2,548	3,902	6,342
Acquisition-related deferred price consideration	110	(2,172)	950	(1,894)
Tax impact of the above adjustments	(31)	(47)	(503)	(878)
Total net adjustments	7,277	8,077	23,950	27,559
Adjusted net income	$30,170	$47,015	$70,846	$89,835

Weighted average shares outstanding
- Basic	60,519,987	62,348,620	58,928,563	61,835,499
- Diluted	63,854,664	65,092,423	62,493,260	65,096,487

Adjusted net income per share
- Basic	$0.50	$0.75	$1.20	$1.45
- Diluted	$0.47	$0.72	$1.13	$1.38

CRITEO S.A.
U.S. GAAP Constant Currency Reconciliation
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2015	YoY Change	2014	2015	YoY Change
Revenue as reported	$294,489	$397,018	35%	$988,249	$1,323,169	34%
Conversion impact U.S. dollar/other currencies		29,663			152,061
Revenue at constant currency (*)	294,489	426,681	45%	988,249	1,475,230	49%

Traffic acquisition costs as reported	(172,538)	(237,056)	37%	(585,492)	(789,152)	35%
Conversion impact U.S. dollar/other currencies		(17,140)			(90,002)
Traffic Acquisition Costs at constant currency (*)	(172,538)	(254,196)	47%	(585,492)	(879,154)	50%

Revenue ex-TAC as reported	121,951	159,962	31%	402,757	534,017	33%
Conversion impact U.S. dollar/other currencies		12,523			62,059
Revenue ex-TAC at constant currency (*)	121,951	172,485	41%	402,757	596,076	48%
Revenue ex-TAC/Revenue as reported	41.4%	40.3%		40.8%	40.4%

Other cost of revenue as reported	(13,962)	(17,782)	27%	(47,948)	(62,201)	30%
Conversion impact U.S. dollar/other currencies		(777)			(4,589)
Other cost of revenue at constant currency (*)	(13,962)	(18,559)	33%	(47,948)	(66,790)	39%

Adjusted EBITDA	40,920	53,477	31%	105,352	143,434	36%
Conversion impact U.S. dollar/other currencies		6,513			24,302
Adjusted EBITDA at constant currency (*)	40,920	59,990	47%	105,352	167,736	59%

(*) Due to entries into the consolidation scope during the year ended December 31, 2015 and U.S. GAAP conversion adjustments, there are slight variances between the year-over-year change at constant currency as determined under IFRS and presented in euros and the year-over-year change at constant currency as determined under U.S. GAAP and presented in U.S dollars.

CRITEO S.A.
U.S. GAAP - Information on Share Count
(unaudited)

	2014	2015
Shares outstanding as at January 1,	56,856,070	60,902,695
Weighted average number of shares issued during the period	2,072,493	932,804
Basic number of shares - Basic EPS basis	58,928,563	61,835,499
Dilutive effect of share options, warrants, employee warrants - Treasury method	3,717,153	3,260,988
Diluted number of shares - Diluted EPS basis	62,645,716	65,096,487

Shares outstanding as at December 31,	60,902,695	62,470,881
Total dilutive effect of share options, warrants, employee warrants	7,555,249	7,798,348
Fully diluted shares as at December 31,	68,457,944	70,269,229

RECONCILIATION OF CRITEO S.A. FINANCIAL STATEMENTS
FROM IFRS/EURO to U.S. GAAP/U.S. DOLLARS

CRITEO S.A.
Consolidated Statement of Income
Reconciliation from IFRS to U.S. GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2014
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Revenue	€232,796	€—	€232,796	$294,489

Cost of revenue
Traffic acquisition costs	(136,493)	—	(136,493)	(172,538)
Other cost of revenue	(11,054)	—	(11,054)	(13,962)

Gross Profit	85,249	—	85,249	107,989

Research and development expenses	(12,191)	—	(12,191)	(15,247)
Sales and operations expenses	(39,668)	—	(39,668)	(50,002)
General and administrative expenses	(13,698)	(9)	(13,707)	(17,202)
Total operating expenses	(65,557)	(9)	(65,566)	(82,451)

Income from operations	19,692	(9)	19,683	25,538
Financial income	1,264	—	1,264	1,473
Income before taxes	20,956	(9)	20,947	27,011
Provision for income taxes	(3,313)	—	(3,313)	(4,118)
Net income	€17,643	€(9)	€17,634	$22,893
- Net income available to shareholders of Criteo S.A.	€17,256	€(9)	€17,247	$22,396
- Net income available to non-controlling interests	€387	€—	€387	$497

Weighted average shares outstanding
- Basic	60,519,987		60,519,987	60,519,987
- Diluted	63,854,664		63,854,664	63,854,664

Net income allocated to shareholders per share
- Basic	€0.29		€0.28	$0.37
- Diluted	€0.27		€0.27	$0.35

CRITEO S.A.
Consolidated Statement of Income
Reconciliation from IFRS to U.S. GAAP
(in thousands except per share data)
(unaudited)

	Twelve Months Ended December 31, 2014
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Revenue	€745,081	€—	€745,081	$988,249

Cost of revenue
Traffic acquisition costs	(441,427)	—	(441,427)	(585,492)
Other cost of revenue	(36,150)	—	(36,150)	(47,948)

Gross Profit	267,504	—	267,504	354,809

Research and development expenses	(45,293)	—	(45,293)	(60,075)
Sales and operations expenses	(133,393)	—	(133,393)	(176,927)
General and administrative expenses	(48,788)	(9)	(48,797)	(64,723)
Total operating expenses	(227,474)	(9)	(227,483)	(301,725)

Income from operations	40,030	(9)	40,021	53,084
Financial income	8,587	—	8,587	11,390
Income before taxes	48,617	(9)	48,608	64,474
Provision for income taxes	(13,253)	—	(13,253)	(17,578)
Net income	€35,364	€(9)	€35,355	$46,896
- Net income available to shareholders of Criteo S.A.	€34,354	€(9)	€34,345	$45,556
- Net income available to non-controlling interests	€1,010	€—	€1,010	$1,340

Weighted average shares outstanding
- Basic	58,928,563		58,928,563	58,928,563
- Diluted	62,065,699		62,493,260	62,493,260

Net income allocated to shareholders per share
- Basic	€0.58		€0.58	$0.77
- Diluted	€0.55		€0.55	$0.73

CRITEO S.A.
Consolidated Statement of Income
Reconciliation from IFRS to U.S. GAAP
(in thousands except per share data)
(unaudited)

	Three Months Ended December 31, 2015
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Revenue	€361,732	€—	€361,732	$397,018

Cost of revenue
Traffic acquisition costs	(215,980)	—	(215,980)	(237,056)
Other cost of revenue	(16,213)	—	(16,213)	(17,782)

Gross Profit	129,539	—	129,539	142,180

Research and development expenses	(24,215)	(55)	(24,270)	(26,665)
Sales and operations expenses	(54,953)	(187)	(55,140)	(60,410)
General and administrative expenses	(19,386)	(34)	(19,420)	(21,280)
Total operating expenses	(98,554)	(276)	(98,830)	(108,355)

Income from operations	30,985	(276)	30,709	33,825
Financial income	644	—	644	735
Income before taxes	31,629	(276)	31,353	34,560
Provision for income taxes	3,861	45	3,906	4,378
Net income	€35,490	€(231)	€35,259	$38,938
- Net income available to shareholders of Criteo S.A.	€34,580	€(231)	€34,349	$37,936
- Net income available to non-controlling interests	€910	€—	€910	$1,002

Weighted average shares outstanding
- Basic	62,348,620		62,348,620	62,348,620
- Diluted	65,092,423		65,092,423	65,092,423

Net income allocated to shareholders per share
- Basic	€0.55		€0.55	$0.61
- Diluted	€0.53		€0.53	$0.58

CRITEO S.A.
Consolidated Statement of Income
Reconciliation from IFRS to U.S. GAAP
(in thousands except per share data)
(unaudited)

	Twelve Months Ended December 31, 2015
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Revenue	€1,193,414	€—	€1,193,414	$1,323,169

Cost of revenue
Traffic acquisition costs	(711,755)	—	(711,755)	(789,152)
Other cost of revenue	(56,100)	—	(56,100)	(62,201)

Gross Profit	425,559	—	425,559	471,816

Research and development expenses	(78,313)	—	(78,313)	(86,807)
Sales and operations expenses	(206,325)	(715)	(207,040)	(229,530)
General and administrative expenses	(71,386)	—	(71,386)	(79,145)
Total operating expenses	(356,024)	(715)	(356,739)	(395,482)

Income from operations	69,535	(715)	68,820	76,334
Financial income (expense)	(4,094)	—	(4,094)	(4,541)
Income before taxes	65,441	(715)	64,726	71,793
Provision for income taxes	(8,689)	118	(8,571)	(9,517)
Net income	€56,752	€(597)	€56,155	$62,276
- Net income available to shareholders of Criteo S.A.	€54,296	€(597)	€53,699	$59,553
- Net income available to non-controlling interests	€2,456	€—	€2,456	$2,723

Weighted average shares outstanding
- Basic	61,835,499		61,835,499	61,835,499
- Diluted	64,775,108		65,096,487	65,096,487

Net income allocated to shareholders per share
- Basic	€0.88		€0.87	$0.96
- Diluted	€0.84		€0.82	$0.91

CRITEO S.A.
Consolidated Statement of Financial Position
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

December 31, 2014
IFRS Presentation	IFRS (Euro)	U.S. GAAP Presentation	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Goodwill	€22,944	Cash and cash equivalents	€289,784		€289,784	$351,827
Intangible assets	10,560	Trade receivables, net of allowances	158,633		158,633	192,595
Property, plant and equipment	43,027	Current tax assets	2,883		2,883	3,493
Non-current financial assets	9,494	Other current assets	21,021		21,021	25,517
Deferred tax assets	7,113	TOTAL CURRENT ASSETS	472,321		472,321	573,432
TOTAL NON-CURRENT ASSETS	93,138	Property, plant and equipment	43,027		43,027	52,239
Trade receivables	158,633	Intangible assets	10,560		10,560	12,821
Current tax assets	2,883	Goodwill	22,944		22,944	27,856
Other current assets	21,021	Non-current financial assets	9,494		9,494	11,527
Cash and cash equivalents	289,784	Deferred tax assets	7,113		7,113	8,635
TOTAL CURRENT ASSETS	472,321	TOTAL NON-CURRENT ASSETS	93,138		93,138	113,078
TOTAL ASSETS	565,459	TOTAL ASSETS	565,459		565,459	686,510

Share capital	1,523	Trade payables	135,557		135,557	164,579
Additional paid-in capital	265,522	Provisions	1,131		1,131	1,373
Currency translation adjustment	4,804	Current tax liabilities	7,969		7,969	9,676
Consolidated reserves	35,302	Financial liabilities - current portion	7,841		7,841	9,520
Retained earnings	34,354	Other current liabilities	63,720		63,720	77,362
Equity - attributable to shareholders of Criteo S.A.	341,505	TOTAL CURRENT LIABILITIES	216,218		216,218	262,510
Non-controlling interests	1,433	Deferred tax liabilities	946		946	1,142
TOTAL EQUITY	342,938	Retirement benefit obligation	1,024		1,024	1,243
Financial liabilities - non-current portion	4,333	Financial liabilities - non-current portion	4,333		4,333	5,260
Retirement benefit obligation	1,024	TOTAL NON-CURRENT LIABILITIES	6,303		6,303	7,645
Deferred tax liabilities	946	TOTAL LIABILITIES	222,521		222,521	270,155
TOTAL NON-CURRENT LIABILITIES	6,303	Common stock	1,523		1,523	2,008
Financial liabilities - current portion	7,841	Additional paid-in capital	265,522	27,123	292,645	387,972
Provisions	1,131	Currency translation adjustment	4,804	(4,804)	—	—
Trade payables	135,557	Consolidated reserves	35,302	(35,302)	—	—
Current tax liabilities	7,969	Retained earnings	34,354	8,229	42,583	56,680
Other current liabilities	63,720	Accumulated other comprehensive income (loss)	—	4,754	4,754	(32,045)
TOTAL CURRENT LIABILITIES	216,218	Equity - attributable to shareholders of Criteo S.A.	341,505	—	341,505	414,615
TOTAL LIABILITIES	222,521	Non-controlling interests	1,433		1,433	1,740
TOTAL EQUITY AND LIABILITIES	€565,459	TOTAL EQUITY	342,938	—	342,938	416,355
		TOTAL EQUITY AND LIABILITIES	€565,459	€—	€565,459	$686,510

CRITEO S.A.
Consolidated Statement of Financial Position
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

December 31, 2015
IFRS Presentation	IFRS (Euro)	U.S. GAAP Presentation	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Goodwill	€38,553	Cash and cash equivalents	€324,733		€324,733	$353,537
Intangible assets	15,126	Trade receivables, net of allowances	240,264		240,264	261,581
Property, plant and equipment	75,762	Current tax assets	2,500		2,500	2,714
Non-current financial assets	15,784	Other current assets	41,944		41,944	45,582
Deferred tax assets	18,432	TOTAL CURRENT ASSETS	609,441		609,441	663,414
TOTAL NON-CURRENT ASSETS	163,657	Property, plant and equipment	75,762		75,762	82,482
Trade receivables	240,264	Intangible assets	15,126		15,126	16,470
Current tax assets	2,500	Goodwill	38,553		38,553	41,973
Other current assets	41,944	Non-current financial assets	15,784		15,784	17,184
Cash and cash equivalents	324,733	Deferred tax assets	18,432	118	18,550	20,196
TOTAL CURRENT ASSETS	609,441	TOTAL NON-CURRENT ASSETS	163,657	118	163,775	178,305
TOTAL ASSETS	773,098	TOTAL ASSETS	773,098	118	773,216	841,719

Share capital	1,562	Trade payables	226,304		226,304	246,382
Additional paid-in capital	277,901	Provisions	614		614	668
Currency translation adjustment	11,598	Current tax liabilities	14,113		14,113	15,365
Consolidated reserves	90,997	Financial liabilities - current portion	6,573		6,573	7,156
Retained earnings	54,296	Other current liabilities	80,361	715	81,076	88,269
Equity - attributable to shareholders of Criteo S.A.	436,354	TOTAL CURRENT LIABILITIES	327,965	715	328,680	357,840
Non-controlling interests	4,315	Deferred tax liabilities	132		132	139
TOTAL EQUITY	440,669	Retirement benefit obligation	1,327		1,327	1,445
Financial liabilities - non-current portion	3,005	Financial liabilities - non-current portion	3,005		3,005	3,272
Retirement benefit obligation	1,327	TOTAL NON-CURRENT LIABILITIES	4,464	—	4,464	4,856
Deferred tax liabilities	132	TOTAL LIABILITIES	332,429	715	333,144	362,696
TOTAL NON-CURRENT LIABILITIES	4,464	Common stock	1,562		1,562	2,052
Financial liabilities - current portion	6,573	Additional paid-in capital	277,901	48,558	326,459	425,220
Provisions	614	Currency translation reserve	11,598	(11,598)	—	—
Trade payables	226,304	Consolidated reserves	90,997	(90,997)	—	—
Current tax liabilities	14,113	Retained earnings	54,296	41,861	96,157	116,278
Other current liabilities	80,361	Accumulated other comprehensive income (loss)	—	11,579	11,579	(69,225)
TOTAL CURRENT LIABILITIES	327,965	Equity - attributable to shareholders of Criteo S.A.	436,354	(597)	435,757	474,325
TOTAL LIABILITIES	332,429	Non-controlling interests	4,315		4,315	4,698
TOTAL EQUITY AND LIABILITIES	€773,098	TOTAL EQUITY	440,669	(597)	440,072	479,023
		TOTAL EQUITY AND LIABILITIES	€773,098	€118	€773,216	$841,719

CRITEO S.A.
Consolidated Statement of Cash Flows
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

	Three Months Ended December 31, 2014
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Net income	€17,643	€(9)	€17,634	$22,893
Non-cash and non-operating items	16,379	9	16,388	20,689
- Amortization and provisions	7,662	9	7,671	9,687
- Share-based payment expense	4,840		4,840	6,142
- Net gain or loss on disposal of non-current assets	110		110	146
- Interest paid	5		5	6
- Non-cash financial income and expenses	449		449	590
- Change in deferred taxes	(4,573)		(4,573)	(6,081)
- Income tax for the period	7,886		7,886	10,199
Changes in working capital related to operating activities	12,252	—	12,252	16,495
- (Increase)/decrease in trade receivables	(26,812)		(26,812)	(34,551)
- Increase/(decrease) in trade payables	28,678		28,678	37,354
- (Increase)/decrease in other current assets	565		565	934
- Increase/(decrease) in other current liabilities	9,821		9,821	12,759
Income taxes paid	(6,684)		(6,684)	(8,909)
CASH FROM OPERATING ACTIVITIES	39,590	—	39,590	51,169
Acquisition of intangible assets, property, plant and equipment	(9,993)	(1,204)	(11,197)	(14,142)
Proceeds from disposal of intangible assets, property, plant and equipment	(10)	—	(10)	(15)
Net change in accounts payable related to intangible assets, property, plant and equipment	—	1,204	1,204	1,596
FREE CASH FLOW	29,587	—	29,587	38,608
Investments	—		—	(707)
Change in other non-current financial assets	(521)		(521)	(658)
CASH USED FOR INVESTING ACTIVITIES	(10,524)	—	(10,524)	(13,926)
Issuance of long-term borrowings	1,189		1,189	1,493
Repayment of borrowings	(1,196)		(1,196)	(1,483)
Interests paid	(5)		(5)	(6)
Proceeds from capital increase	3,730		3,730	4,386
Change in other financial liabilities	48		48	59
CASH FROM FINANCING ACTIVITIES	3,766	—	3,766	4,448

CHANGE IN NET CASH AND CASH EQUIVALENTS	32,832	—	32,832	41,691
Net cash and cash equivalents at beginning of period	256,719		256,719	323,029
Effect of exchange rates changes on cash and cash equivalents	233		233	(12,893)
Net cash and cash equivalents at end of period	€289,784	€—	€289,784	$351,827

CRITEO S.A.
Consolidated Statement of Cash Flows
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

	Twelve Months Ended December 31, 2014
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Net income	€35,364	€(9)	€35,355	$46,896
Non-cash and non-operating items	53,931	9	53,940	71,544
- Amortization and provisions	25,146	9	25,155	33,365
- Share-based payment expense	14,778		14,778	19,600
- Net gain or loss on disposal of non-current assets	106		106	141
- Interest paid	17		17	23
- Non-cash financial income and expenses	632		632	838
- Change in deferred taxes	(4,007)		(4,007)	(5,315)
- Income tax for the period	17,260		17,260	22,892
Changes in working capital related to operating activities	3,516	—	3,516	4,661
- (Increase)/decrease in trade receivables	(63,064)		(63,064)	(83,646)
- Increase/(decrease) in trade payables	53,195		53,195	70,557
- (Increase)/decrease in other current assets	(6,021)		(6,021)	(7,986)
- Increase/(decrease) in other current liabilities	19,406		19,406	25,736
Income taxes paid	(5,142)		(5,142)	(6,820)
CASH FROM OPERATING ACTIVITIES	87,670	—	87,670	116,281
Acquisition of intangible assets, property, plant and equipment	(35,389)	(1,285)	(36,674)	(48,643)
Proceeds from disposal of intangible assets, property, plant and equipment	40	—	40	52
Net change in accounts payable related to intangible assets, property, plant and equipment	—	1,285	1,285	1,705
FREE CASH FLOW	52,321	—	52,321	69,395
Investments	(18,775)		(18,775)	(26,103)
Change in other non-current financial assets	(1,728)		(1,728)	(2,292)
CASH USED FOR INVESTING ACTIVITIES	(55,852)	—	(55,852)	(75,281)
Issuance of long-term borrowings	4,243		4,243	5,628
Repayment of borrowings	(4,902)		(4,902)	(6,502)
Interests paid	(17)		(17)	(23)
Proceeds from capital increase	23,854		23,854	31,638
Change in other financial liabilities	205		205	272
CASH FROM FINANCING ACTIVITIES	23,383	—	23,383	31,013

CHANGE IN NET CASH AND CASH EQUIVALENTS	55,200	—	55,200	72,013
Net cash and cash equivalents at beginning of period	234,342		234,342	323,181
Effect of exchange rates changes on cash and cash equivalents	242		242	(43,367)
Net cash and cash equivalents at end of period	€289,784	€—	€289,784	$351,827

CRITEO S.A.
Consolidated Statement of Cash Flows
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

	Three Months Ended December 31, 2015
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Net income	€35,490	€(231)	€35,259	$38,938
Non-cash and non-operating items	14,489	(45)	14,444	15,764
- Amortization and provisions	13,335		13,335	14,648
- Share-based payment expense	7,047		7,047	7,748
- Net gain or loss on disposal of non-current assets	(1,994)		(1,994)	(2,212)
- Interest paid	(3)		(3)	(3)
- Non-cash financial income and expenses	5		5	5
- Change in deferred taxes	(11,343)	(45)	(11,388)	(12,599)
- Income tax for the period	7,442		7,442	8,177
Changes in working capital related to operating activities	15,543	276	15,819	17,572
- (Increase)/decrease in trade receivables	(50,604)		(50,604)	(55,986)
- Increase/(decrease) in trade payables	54,735		54,735	60,529
- (Increase)/decrease in other current assets	412		412	563
- Increase/(decrease) in other current liabilities	11,000	276	11,276	12,466
Income taxes paid	(5,074)		(5,074)	(5,568)
CASH FROM OPERATING ACTIVITIES	60,448	—	60,448	66,706
Acquisition of intangible assets, property, plant and equipment	(17,580)	6,162	(11,418)	(13,086)
Proceeds from disposal of intangible assets, property, plant and equipment	8	—	8	150
Net change in accounts payable related to intangible assets, property, plant and equipment	—	(6,162)	(6,162)	(6,269)
FREE CASH FLOW	42,876	—	42,876	47,501
Investments	—		—	10
Change in other non-current financial assets	(314)		(314)	(320)
CASH USED FOR INVESTING ACTIVITIES	(17,886)	—	(17,886)	(19,515)
Issuance of long-term borrowings	723		723	788
Repayment of borrowings	(2,521)		(2,521)	(2,776)
Interests paid	(19)		(19)	(21)
Proceeds from capital increase	3,416		3,416	3,758
Change in other financial liabilities	—		—	—
CASH FROM FINANCING ACTIVITIES	1,599	—	1,599	1,749

CHANGE IN NET CASH AND CASH EQUIVALENTS	44,161	—	44,161	48,940
Net cash and cash equivalents at beginning of period	280,857		280,857	314,644
Effect of exchange rates changes on cash and cash equivalents	(285)		(285)	(10,047)
Net cash and cash equivalents at end of period	€324,733	€—	€324,733	$353,537

CRITEO S.A.
Consolidated Statement of Cash Flows
Reconciliation from IFRS to U.S. GAAP
(in thousands)
(unaudited)

	Twelve Months Ended December 31, 2015
	IFRS (Euro)	Adjustments from IFRS to U.S.GAAP (Euro)	U.S. GAAP (Euro)	U.S. GAAP (U.S. Dollar)
Net income	€56,752	€(597)	€56,155	$62,275
Non-cash and non-operating items	70,867	(118)	70,749	78,448
- Amortization and provisions	42,469		42,469	47,085
- Share-based payment expense	21,642		21,642	23,989
- Net gain or loss on disposal of non-current assets	(1,918)		(1,918)	(2,127)
- Interest paid	5		5	6
- Non-cash financial income and expenses	20		20	22
- Change in deferred taxes	(14,098)	(118)	(14,216)	(15,748)
- Income tax for the period	22,747		22,747	25,221
Changes in working capital related to operating activities	13,022	715	13,737	15,231
- (Increase)/decrease in trade receivables	(75,247)		(75,247)	(83,420)
- Increase/(decrease) in trade payables	90,233		90,233	100,047
- (Increase)/decrease in other current assets	(21,737)		(21,737)	(24,101)
- Increase/(decrease) in other current liabilities	19,773	715	20,488	22,705
Income taxes paid	(16,960)		(16,960)	(18,805)
CASH FROM OPERATING ACTIVITIES	123,681	—	123,681	137,149
Acquisition of intangible assets, property, plant and equipment	(67,090)	(1,112)	(68,202)	(75,617)
Proceeds from disposal of intangible assets, property, plant and equipment	9		9	10
Net change in accounts payable related to intangible assets, property, plant and equipment	—	1,112	1,112	1,128
FREE CASH FLOW	56,600	—	56,600	62,670
Investments	(18,009)		(18,009)	(20,542)
Change in other non-current financial assets	(5,964)		(5,964)	(6,612)
CASH USED FOR INVESTING ACTIVITIES	(91,054)	—	(91,054)	(101,633)
Issuance of long-term borrowings	3,582		3,582	3,971
Repayment of borrowings	(8,101)		(8,101)	(8,974)
Interests paid	42		42	47
Proceeds from capital increase	12,417		12,417	13,768
Change in other financial liabilities	(906)		(906)	(1,000)
CASH FROM FINANCING ACTIVITIES	7,034	—	7,034	7,812

CHANGE IN NET CASH AND CASH EQUIVALENTS	39,661	—	39,661	43,328
Net cash and cash equivalents at beginning of period	289,784		289,784	351,827
Effect of exchange rates changes on cash and cash equivalents	(4,712)		(4,712)	(41,618)
Net cash and cash equivalents at end of period	€324,733	€—	€324,733	$353,537